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Exhibit 10.5

    SECOND AMENDMENT TO AMENDED AND RESTATED NORTHWEST BIOTHERAPEUTICS, INC. LOAN AGREEMENT, SECURITY AGREEMENT AND 10% CONVERTIBLE, SECURED PROMISSORY NOTE

      THIS SECOND AMENDMENT TO AMENDED AND RESTATED NORTHWEST BIOTHERAPEUTICS, INC. LOAN AGREEMENT, SECURITY AGREEMENT AND 10% CONVERTIBLE, SECURED PROMISSORY NOTE (the "Second Amendment") is made and entered into as of July 26, 2005, by and among NORTHWEST BIOTHERAPEUTICS, INC., a Delaware corporation (the "Maker") and Toucan Capital Fund II, L.P. (the "Holder"). This Second Amendment amends the Note (as defined below).

                                    RECITALS

A. Section 17.6 of that certain Amended and Restated Northwest Biotherapeutics, Inc. Loan Agreement, Security Agreement and 10% Convertible, Secured Promissory Note, in the principal amount of $50,000.00 amended and restated as of July 30, 2004 and originally issued on February 2, 2004, by and between the Maker and the Holder in the form attached to this Second Amendment as Exhibit A and as amended by that First Amendment To Northwest Biotherapeutics, Inc. Loan Agreement, Security Agreement and 10% Convertible, Secured Promissory Note in the form attached to this Second Amendment as Exhibit B (as so amended the "Note"), states that any provision of such note may be amended or waived in writing by the Holder and the Maker; and

B. The Maker and the Holder wish to amend the Note as provided below.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Section 1 of the Note is hereby amended to provide that the Maturity Date is November 1, 2005.

2. All other terms and conditions of the Note shall be unaffected hereby and remain in full force and effect.

3. This Second Amendment shall be governed by and construed under the laws of the state of Delaware without giving effect to principles of conflicts of laws of the State of Delaware or any other state.

                            [SIGNATURE PAGE FOLLOWS]

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      IN WITNESS WHEREOF, the parties hereto have executed this SECOND AMENDMENT
TO AMENDED AND RESTATED NORTHWEST BIOTHERAPEUTICS, INC. LOAN AGREEMENT, SECURITY AGREEMENT AND 10% CONVERTIBLE, SECURED PROMISSORY NOTE as of the date first above written.

MAKER:

NORTHWEST BIOTHERAPEUTICS, INC.,
a Delaware corporation

By:_________________________________
Name:_______________________________
Title:______________________________

HOLDER:

Toucan Capital Fund II, L.P.

By:________________________________
   Linda Powers, Managing Director

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